UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2006

PROCERA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49862	33-0974674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100C Cooper Court,
Los Gatos , CA 95032
(Address of principal executive offices)

(408) 354-7200
(Registrant's telephone number, including area code)

n/a
(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 7, 2006 our auditors, Burr, Pilger & Mayer LLP (“BPM”) stated that we no longer fit the BPM client profile and resigned.

The independent auditor's reports of BPM on our financial statements for the years ended January 1, 2006 and January 2, 2005, or any later interim period through the date of resignation, did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through the date of resignation, we did not have any disagreements with BPM on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of BPM would have caused BPM to make reference to the subject matter thereof in connection with BPM’s independent auditor's report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated June 13, 2006 from Burr, Pilger & Mayer LLP

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 13, 2006	PROCERA NETWORKS, INC.,
a Nevada corporation

By: /s/ Douglas J. Glader
Title: President & CEO